UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 24, 2005

NEW PLAN EXCEL REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-12244	33-0160389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

420 Lexington Avenue, 7th Floor New York, New York		10170
(Address of principal executive offices)		(Zip Code)

(212) 869-3000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                          Results of Operations and Financial Condition.

On February 24, 2005, New Plan Excel Realty Trust, Inc. (the “Company”) announced its consolidated financial results for the quarter ended December 31, 2004.  A copy of the Company’s earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K.  A copy of the Company’s Fourth Quarter Supplemental Disclosure is furnished as Exhibit 99.2 to this report on Form 8-K.  The information contained in this report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 5.02.                                          Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

To the extent the disclosure requirements of Item 5.02(b) are applicable to the matters discussed below in Item 8.01 of this Current Report on Form 8-K, the disclosure contained below in Item 8.01 is incorporated herein by reference.

Item 8.01.                                          Other Events.

As previously disclosed, Scott MacDonald, the Company’s President and Chief Operating Officer since March 2002, will be relocating to the West Coast with his family during the second quarter of 2005, and, as a result, will be relinquishing his role as President and Chief Operating Officer.  The Company and Mr. MacDonald have agreed that his resignation will be effective April 30, 2005.

Item 9.01.                                          Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits

The exhibits contained in this current report on Form 8-K shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Exhibit Number	Description

99.1	New Plan Excel Realty Trust, Inc. Earnings Press Release dated February 24, 2005

99.2	New Plan Excel Realty Trust, Inc. Fourth Quarter Supplemental Disclosure

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW PLAN EXCEL REALTY TRUST, INC.

Date: February 24, 2005	By:	/s/ Steven F. Siegel
Steven F. Siegel
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	New Plan Excel Realty Trust, Inc. Earnings Press Release dated February 24, 2005

99.2	New Plan Excel Realty Trust, Inc. Fourth Quarter Supplemental Disclosure